SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

          BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

    (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2017, Robert Taglich, a member of the Board of Directors of Bridgeline Digital, Inc. (the “Company”) submitted a letter of resignation, effective immediately, to the Chairperson of Company. Mr. Taglich’s resignation is not the result of any disagreement with the policies, practices or procedures of the Company. Mr. Taglich’s outstanding equity awards, in the form of time vested restricted stock, and stock options are and will continue to be governed by the terms and conditions of the Company’s underlying equity incentive plans and agreements pursuant to which such awards were issued.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 29, 2017, Bridgeline Digital, Inc. (the “Company”) held its Annual Meeting of Shareholders. The following is a summary of the matters voted on at the meeting:

(1)	The results of the voting for the election of a director to serve a three-year term:

Nominee	For	Withheld	Broker Non-Votes

Michael Taglich	10,705,367	247,538	4,806,021

(2)

The results of the approval for the Board of Directors to implement a reverse stock split of the outstanding shares of the Company's common stock at any time prior to July 31, 2017, by a ratio of up to one-for-five and as well as approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect such reverse stock split were as follows:

For	Against	Abstain	Broker Non-Votes
14,895,679	847,099	10,721	-

(3)

The results of the voting to approve an adjournment of the Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
14,785,634	891,944	75,921	̶

(4)	The results of the voting to ratify the selection of Marcum, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2017 were as follows:

For	Against	Abstain	Broker Non-Votes
15,588,380	96,937	68,182	-

(5)	The results of the voting to hold an advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay”) were as follows:

For	Against	Abstain	Broker Non-Votes
10,799,394	70,409	77,675	4,806,021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

By:	/s/ Michael D. Prinn
Michael D. Prinn
Executive Vice President and Chief Financial Officer

Date: June 30, 2017